Exhibit 10.2

     MODIFICATION AGREEMENT ("Modification Agreement") dated as of June 11, 2001 by and between Captain D's, Inc., a Tennessee corporation ("Captain D's") and Commissary Operations, Inc., a Tennessee corporation ("Commissary Operations").


                                 RECITALS
                                 --------

A. Reference is made to the certain distribution service agreement (the "Captain D's Distribution Service Agreement") dated as of November 18, 1999 by and among Captain D's, successor in interest to Captain D's Seafood, and Commissary Operations.

B. Reference is also made to the certain stock purchase agreement (the "Stock Purchase Agreement") dated as of May 15, 2001 by and between Shoney's, Inc. and COI Acquisition Company.

C. Pursuant to Section 7.1.9 of the Stock Purchase Agreement and as a condition to the consummation of the Stock Purchase Agreement, the parties hereto agree to amend and modify the Captain D's Distribution Service Agreement as set forth below.

THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY WHICH ARE HEREBY ACKNOWLEDGED, IT IS AGREED AS FOLLOWS:


1. The defined terms used herein shall have the same definition as contained in the Captain D's Distribution Service Agreement, unless otherwise specified.

2. The first sentence of Section 10.1 of the Captain D's Distribution Service Agreement is hereby deleted in its entirety and replaced with the following language:

     "COI will invoice Customer electronically. Customer shall pay all invoices by Wednesday for all deliveries for the previous week via electronic payment. The payment terms will be net of the invoice amount."

     The balance of Section 10.1 of the Captain D's Distribution Service Agreement shall not be affected by this Modification Agreement and shall immediately follow the replacement language contained above.




3. Except as expressly modified herein, the Captain D's Distribution Service Agreement shall remain in full force and effect.

                                      AGREED:

                                      CAPTAIN D'S, INC.


                                      By: /s/ Donna M. Adams
                                          ----------------------------------
                                      Name: Donna M. Adams
                                            --------------------------------
                                      Title: Vice President
                                             -------------------------------


                                      COMMISSARY OPERATIONS, INC.


                                       By: /s/ Lloyd W. Baldridge, Jr.
                                           ---------------------------------
                                       Name: Lloyd W. Baldridge, Jr.
                                             -------------------------------
                                       Title: Vice President and CFO
                                              ------------------------------







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